SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 21, 2005

CORAUTUS GENETICS INC.

(Exact Name Of Registrant As Specified In Charter)

Delaware	0-27264	33-0687976
(State of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

75 Fifth Street, NW

Suite 313

Atlanta, Georgia 30308

(Address of principal executive offices, including zip code)

(404) 526-6200

(Registrant’s telephone number, including area code)

Not applicable

(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e(4)(c))

Item 2.02. Results of Operations and Financial Condition.

On March 21, 2005, Corautus Genetics Inc. (“Corautus”) announced its financial results for the three and twelve months ended December 31, 2004 and certain other information. A copy of Corautus’ press release announcing such financial results and other information is attached as Exhibit 99.1 hereto and incorporated herein by reference.

The information in the preceding paragraph, as well as Exhibit 99.1 referenced therein, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended. The information in this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, except as otherwise expressly stated in such filing.

Forward-Looking Statements

This report may contain forward-looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such statements are subject to certain factors, risks and uncertainties that may cause actual results, events and performances to differ materially from those referred to in such statements. These risks include statements that address operating performance, events or developments that we expect or anticipate will occur in the future, such as entering into definitive agreements for clinical management, projections about our future results of operations or our financial condition, adequacy of funding, benefits from the alliance with Boston Scientific Corporation, benefits from engaging PPD to provide clinical management services, research, development and commercialization of our product candidates, whether early-stage clinical trial results are any indication of results in subsequent clinical trials, anticipated trends in our business, manufacture of sufficient and acceptable quantities of our proposed products, approval of our product candidates, meeting additional capital requirements, and other risks that could cause actual results to differ materially. These risks are discussed in the Corautus Genetics Inc.’s Securities and Exchange Commission filings, including, but not limited to, the risks discussed in Corautus’ most recent Annual Report on Form 10-K, all of which are incorporated by reference into this report. All forward-looking statements included in this document are based on information available to Corautus on the date hereof, and Corautus assumes no obligation to update any such forward-looking statements.

Item 9.01. Financial Statement and Exhibits

(c) Exhibits

Exhibit No.		Description
99.1	–	Press Release dated March 21, 2005

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CORAUTUS GENETICS INC.
(Registrant)

Date: March 21, 2005	/s/ Jack W. Callicutt
Jack W. Callicutt Vice President - Finance and Administration Chief Accounting Officer

Exhibit Index

Exhibit No.		Description
99.1	–	Press Release dated March 21, 2005